UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2009

PLUM CREEK TIMBER COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10239	91-1912863
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 Third Avenue, Suite 4300 Seattle, Washington	98104-4096
(Address of Principal Executive Offices)	(Zip Code)

(206) 467-3600

Registrant’s Telephone Number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	On February 9, 2009, the Compensation Committee of the Board of Directors of Plum Creek Timber Company, Inc. authorized the payment of annual incentive cash bonus awards under the terms of the company’s Annual Incentive Plan. The following table sets forth the cash payment for the 2008 incentive bonus to the company’s current named executive officers listed in its 2008 definitive proxy statement filed with the Securities and Exchange Commission on March 24, 2008:

Name and Position	Annual Incentive Award

Rick R. Holley President and Chief Executive Officer	$963,630

Thomas M. Lindquist Executive Vice President and Chief Operating Officer	$475,000

David W. Lambert Senior Vice President and Chief Financial Officer	$286,960

James A. Kilberg Senior Vice President, Real Estate & Land Management	$278,520

James A. Kraft Senior Vice President, General Counsel and Corporate Secretary	$248,980

The Committee also approved a change to Mr. Holley’s pension benefit, which currently grows by 2% each year up to age 60. The Committee’s decision will continue this 2% formula beyond age 60 until his retirement date. For a description of Mr. Holley’s pension benefit, please refer to the description of the company’s pension plans under “Pension Benefits as of December 31, 2007” in its 2008 definitive proxy statement filed with the Securities and Exchange Commission on March 24, 2008, which description is incorporated herein by reference.

Section 9. Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following exhibit is filed with this report:

Exhibit No.

10.1	Plum Creek Timber Company, Inc. Annual Incentive Plan. (Incorporated by reference to Exhibit 10.13 to Form 10-K, File No. 1-10239, for the year ended December 31, 2000 and filed March 5, 2001). Compensation Committee Guidelines for Annual Incentive Plan Awards (Incorporated by reference to Form 8-K, File No. 1-10239, filed April 6, 2006).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM CREEK TIMBER COMPANY, INC.

By:	/s/ David W. Lambert
David W. Lambert
Senior Vice President and Chief Financial Officer

DATED: February 13, 2009

PLUM CREEK TIMBER COMPANY, INC.

Exhibit Index

Exhibit No.

10.1	Plum Creek Timber Company, Inc. Annual Incentive Plan. (Incorporated by reference to Exhibit 10.13 to Form 10-K, File No. 1-10239, for the year ended December 31, 2000 and filed March 5, 2001). Compensation Committee Guidelines for Annual Incentive Plan Awards (Incorporated by reference to Form 8-K, File No. 1-10239, filed April 6, 2006).